PROSPECTUS MAY 1, 2003

JPMORGAN U.S. EQUITY FUNDS

INSTITUTIONAL CLASS SHARES


DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

 CONTENTS

Disciplined Equity Fund                                1

Disciplined Equity Value Fund                          7

Diversified Fund                                      11

Mid Cap Value Fund                                    17

Small Cap Growth Fund                                 21

U.S. Equity Fund                                      25

U.S. Small Company Fund                               30

The Funds' Management and Administration              35

How Your Account Works                                38

   Buying Fund Shares                                 38

   Selling Fund Shares                                39

   Exchanging Fund Shares                             39

   Other Information Concerning the Funds             40

   Distributions and Taxes                            40

Risk and Reward Elements                              42

Financial Highlights                                  45

How To Reach Us                               Back cover

     JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high perceived potential reward compared to perceived potential risk

- possible temporary mispricings caused by apparent market overreactions

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998       32.35%
1999       18.32%
2000      -10.87%
2001      -11.71%
2002      -24.76%

BEST QUARTER 4th quarter, 1998           22.85%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -17.74%
----------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD FROM 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01 (DATE INSTITUTIONAL CLASS SHARES WAS LAUNCHED) IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES).
(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)

                                                        PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
BEFORE TAXES                                               -24.76           -1.50          3.44
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                               -25.10           -2.41          2.53
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                        -15.19           -1.43          2.53
---------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -22.10           -0.59          3.40
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                          -21.25           -0.75          2.84
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) PERFORMANCE FOR THE BENCHMARKS IS FROM 1/31/97.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.55
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.10)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.45
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      46           156          287          670
--------------------------------------------------------------------------------

     JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000(R) Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 1000(R) Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight sectors relative to the Russell 1000(R) Value Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the index over the long term with virtually the same level of volatility.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-capitalization U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000(R) VALUE INDEX OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002    -17.61%

BEST QUARTER 4th quarter, 1998            9.05%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -18.65%
----------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1)

                                                                    PAST 1 YEAR       LIFE OF FUND
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES                        -17.61            -9.13
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                                        -18.31            -9.78
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                                -10.79            -7.58
--------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                            -15.52            -7.51
--------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^ (REFLECTS NO
DEDUCTION FOR TAXES)                                                    -19.68           -10.27
--------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 9/28/01. PERFORMANCE FOR THE BENCHMARKS IS FROM 9/30/01.
  ^  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.35
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.82
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.27
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.82)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.45
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      46           236          534          1,385
--------------------------------------------------------------------------------

     JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if they are unrated, are deemed by the adviser to be of comparable quality (junk bonds).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past nine calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, a customized securities market index, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and MSCI EAFE (10%) indices.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        0.93%
1995       26.84%
1996       13.68%
1997       18.89%
1998       18.60%
1999       14.23%
2000       -3.97%
2001       -5.54%
2002      -13.00%

BEST QUARTER 4th quarter, 1998           13.48%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -10.95%
----------------------------------------------

  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 9/10/03 (commencement of operations) to 9/10/01 (date Institutional Class Shares was launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 9/10/93.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)

                                                      PAST 1 YEAR         PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                                      -13.00              1.34              6.93
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS                      -13.75             -0.29              4.79
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                   -7.97              0.53              4.81
-------------------------------------------------------------------------------------------------------
FUND BENCHMARK^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                             -10.70              2.45              7.97
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                             -22.10             -0.59              9.27
-------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^ (REFLECTS
NO DEDUCTION FOR TAXES)                                  -10.70              2.11              6.98
-------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) PERFORMANCE FOR THE BENCHMARKS IS FROM 9/30/93.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.55
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.26
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.91

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.26)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.65
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.65% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      66           237          452          1,070
--------------------------------------------------------------------------------

     JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index, broad-based market indexes, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998        19.77%
1999        13.87%
2000        35.28%
2001         9.91%
2002         3.23%

BEST QUARTER 4th quarter, 1998           17.96%
----------------------------------------------
WORST QUARTER 3rd quarter, 1998         -11.06%
----------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002(1),(2)

                                                           PAST 1 YEAR           PAST 5 YEARS          LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
BEFORE TAXES                                                  3.23                 15.92                 16.57
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                                  3.03                 12.81                 13.49
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                           1.99                 11.65                 12.24
-------------------------------------------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                                   -10.11                  5.69                  6.81
-------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    -9.65                  2.95                  3.67
-------------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                           -14.65                  2.07                  2.25
-------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) SEE FOOTNOTE ABOVE.

(2) PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.70
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.57
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.37
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.62)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.75
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 0.75% through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      77           373          691          1,592
--------------------------------------------------------------------------------

     JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming, the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index, broad-based market indexes, and the Lipper Small-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998        14.86%
1999        46.54%
2000        -7.79%
2001       -10.90%
2002       -40.02%

BEST QUARTER 4th quarter, 2001           36.66%
----------------------------------------------
WORST QUARTER 3rd quarter, 2001         -34.17%
----------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(2) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1),(2)

                                                           PAST 1 YEAR           PAST 5 YEARS          LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
BEFORE TAXES                                                -40.02                 -3.67                 -3.20
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                                -40.02                 -6.20                 -5.69
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES                                                 -24.57                 -3.15                 -2.78
-------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                      -20.48                 -1.36                 -1.00
-------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   -30.26                 -6.59                 -6.47
-------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                           -27.61                 -1.21                 -1.45
-------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  SEE FOOTNOTE ABOVE.

(2)  PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.
  ^  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.80
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           7.32
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             8.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (7.37)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.85
--------------------------------------------------------------------------------

(1)"OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 0.85% through 4/30/04, and 1.85% through 4/30/13.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      87         484         907         2,087
---------------------------------------------------------------------------

     JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993       11.06%
1994       -0.32%
1995       32.83%
1996       21.22%
1997       28.58%
1998       24.79%
1999       14.88%
2000       -6.37%
2001       -9.30%
2002      -26.50%

BEST QUARTER 4th quarter,  1998         21.46%
---------------------------------------------
WORST QUARTER 3rd quarter, 2002        -18.07%
---------------------------------------------

  * PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD FROM 9/17/93 TO 9/10/01 (DATE INSTITUTIONAL CLASS SHARES WAS LAUNCHED) IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS). RETURNS FOR THE PERIOD 7/19/93 THROUGH 9/17/93 REFLECT THE PERFORMANCE OF THE RETAIL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THAT OF THE INSTITUTIONAL CLASS) AND FROM 1/1/93 THROUGH 7/19/93, THE PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*

                                             PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                             -26.50         -2.20          7.45
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS             -26.74         -4.74          4.56
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                         -16.26         -1.72          5.61
--------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    -22.10         -0.59          9.34
--------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -21.25         -0.75          8.03
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.27
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.77
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.13)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.64
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.64% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      65         219         402         929
---------------------------------------------------------------------------

     JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the management team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993         8.59%
1994        -5.81%
1995        31.88%
1996        20.84%
1997        22.70%
1998        -5.28%
1999        44.30%
2000        -9.59%
2001        -8.85%
2002       -20.36%

BEST QUARTER 4th quarter, 1999             34.75%
------------------------------------------------
WORST QUARTER 3rd quarter, 2001           -22.61%
------------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD FROM 11/4/93 TO 9/10/01 (DATE INSTITUTIONAL CLASS SHARES WAS LAUNCHED) IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS). RETURNS FOR THE PERIOD 7/19/93 THROUGH 11/4/93 REFLECT THE PERFORMANCE OF THE RETAIL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THAT OF THE INSTITUTIONAL CLASS) AND FROM 1/1/93 TO 7/19/93, THE PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*

                                             PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                             -20.36         -2.15            6.02
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS             -20.54         -3.35            4.21
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                         -12.50         -1.77            4.45
-------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)          -20.48         -1.36            7.16
-------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -19.24          1.38            8.70
-------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.23
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.93
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.10)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.83
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.83% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         85         276         495         1,124
--------------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Mid Cap Value and Small Cap Growth Funds are series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity Value Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity and U.S. Small Company Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 12/31/02, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                        FISCAL
FUND                                    YEAR END         %
------------------------------------------------------------
DISCIPLINED EQUITY FUND*                12/31/02        0.35
------------------------------------------------------------
DISCIPLINED EQUITY VALUE FUND           12/31/02        0.00
------------------------------------------------------------
DIVERSIFIED FUND                        12/31/02        0.52
------------------------------------------------------------
MID CAP VALUE FUND                      12/31/02        0.32
------------------------------------------------------------
SMALL CAP GROWTH FUND                   12/31/02        0.00
------------------------------------------------------------
U.S. EQUITY FUND                        12/31/02        0.40
------------------------------------------------------------
U.S. SMALL COMPANY FUND                 12/31/02        0.60
------------------------------------------------------------

* DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER OF THE DISCIPLINED EQUITY FUND WAS PAID A MANAGEMENT FEE (NET OF WAIVERS) OF 0.35% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MARCH 21, 2003, THE MANAGEMENT FEE HAS BEEN REDUCED TO 0.25% OF AVERAGE DAILY NET ASSETS.

THE PORTFOLIO MANAGERS

DISCIPLINED EQUITY FUND

The portfolio management team for the Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort as Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.

DISCIPLINED EQUITY VALUE FUND

The portfolio management team is led by Messrs. Devlin, Golub and Raffaele Zingone, Vice Presidents of the adviser. Mr. Zingone has been at JPMIM since 1991. Information on Messrs. Devlin and Golub is discussed earlier in this prospectus.

DIVERSIFIED FUND

The portfolio management team is led by Anne Lester, Vice President of JPMIM, who joined the team in June

2000 and has been at JPMIM since 1992 and Patrik Jakobson, Vice President of JPMIM, who joined the team in October 2002 and has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group and as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming since 1982. He is currently a Director of the adviser and is head of the adviser's small company Investment team.

U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. Mr. Golub and Susan Bao, Vice President of JPMIM and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Information on Mr. Golub is discussed earlier in this prospectus. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Stephen J. Rich, Vice President of JPMIM, Darren Rabenou, Vice President of JPMIM, John Piccard, Vice President of JPMIM and James L. Adler, Vice President of JPMIM. Mr. Rich joined the team in 2002 and has been at JPMIM or one its affiliates since 2001. Prior to managing the Fund, Mr. Rich worked at Citigroup Asset Management as a co-manager on mid- and small-cap strategies. Mr. Rabenou joined the team and the firm in 2001. Prior to joining the firm, he served as a senior analyst and portfolio manager for Prudential Investments from 1998 to 2000. Prior to that, Mr. Rabenou worked in institutional equity sales and derivatives covering emerging markets for ING Barings. Mr. Piccard joined the team in 2002 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Piccard managed large-cap core and all-cap growth equity portfolios. Prior to 2000, Mr. Piccard worked for Mitchell Hutchins Asset Management, managing equity investment portfolios. Mr. Adler joined the team 2003 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Adler was an analyst. Prior to joining the firm, Mr. Adler worked for Goldman Sachs Asset Management from 1997 to 2000.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Mid Cap Value and Small Cap Growth Funds) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan

Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives an annual fee of 0.10% as a percentage of each Fund's average daily net assets for the Mid Cap Value and Small Cap Growth Funds.

The Trusts and the Corporation, as appli cable, on behalf of the Funds, have entered into a Shareholder Service Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and the distributor, may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share of the class (NAV). NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order. The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day that the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Institutional Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS

Investors must buy a minimum of $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

The Funds will not issue certificates for Institutional Class Shares.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the applicable Statement of Addi tional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Disciplined Equity Value, Diversified, and U.S. Equity Funds generally distribute any net investment income at least quarterly. The MidCap Value, Small Cap Growth and U.S. Small Company Funds generally distribute net investment income at least annually. Net capital gains, if any, are distributed annually.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                          POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before     - The Funds can take advantage of  - The Funds segregate liquid assets to offset leverage
  issue or for delayed delivery, it        attractive transaction             risks
  could be exposed to leverage risk if     opportunities
  it does not segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a        - The Funds could realize gains    - The Funds generally avoid short-term trading, except
  Fund's brokerage and related costs       in a short period of time          to take advantage of attractive or unexpected
- Increased short-term capital gains     - The Funds could protect against    opportunities or to meet demands generated by
  distributions could raise                losses if a stock is overvalued    shareholder activity
  shareholders' income tax liability.      and its value later falls
  Such an increase in transaction
  costs and/or tax liability, if not
  offset by gains from short-term
  trading, would reduce a Fund's
  returns.

POTENTIAL RISKS                     POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,     - Hedges that correlate well with  - The Funds use derivatives for hedging and for risk
   options, swaps, and forward        underlying positions can           management (i.e., to establish or adjust exposure to
   foreign currency contracts(1)      reduce or eliminate losses at      particular securities, markets or currencies); risk
   that are used for hedging the      low cost                           management may include management of a Fund's exposure
   portfolio or specific            - The Funds could make money and     relative to its benchmark. Certain Funds may also use
   securities may not fully offset    protect against losses if          derivatives to increase the Fund's gain
   the underlying positions and       management's analysis proves     - A Fund only establishes hedges that it expects will be
   this could result in losses to     correct                            highly correlated with underlying positions
   a Fund that would not have       - Derivatives that involve         - While the Funds may use derivatives that incidentally
   otherwise occurred                 leverage could generate            involve leverage, they do not use them for the specific
-  Derivatives used for risk          substantial gains at low cost      purpose of leveraging their portfolio
   management or to increase a
   Fund's gain may not have the
   intended effects and may result
   in losses or missed
   opportunities
-  The counterparty to a
   derivatives contract could
   default
-  Derivatives that involve
   leverage could magnify losses
-  Certain types of derivatives
   involve costs to a Fund which
   can reduce returns
-  Derivitives may, for tax
   purposes, affect  the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets, and defer recognition
   of certain of a Fund's losses.

SECURITIES LENDING
-  When a Fund lends a security,    - The Funds may enhance income     - Each adviser maintains a list of approved borrowers
   there is a risk that the loaned    through the investment of the    - The Funds receive collateral equal to at least 100% of
   securities may not be returned     collateral received from the       the current value of the securities loaned plus accrued
   if the borrower or the lending     borrower                           interest
   agent defaults                                                      - The lending agents indemnify the Funds against borrower
-  The collateral will be subject                                        default
   to the risks of the securities                                      - Each adviser's collateral investment guidelines limit the
   in which it is invested                                               quality and duration of collateral investment to minimize
                                                                         losses
                                                                       - Upon recall, the borrower must return the securities
                                                                         loaned within the normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price and          - Stocks have generally outperformed   - Under normal circumstances each Fund plans to
  performance will fluctuate in          more stable investments (such as       remain fully invested in accordance with its
  response to stock and/or bond          bonds and cash equivalents) over       policies. Equity securities may include common
  market movements                       the long term                          stocks, convertible securities, preferred
- Adverse market conditions may from   - With respect to the Diversified        stocks, depositary receipts (such  as American
  time to time cause a Fund to take      Fund, a diversified, balanced          Depositary Receipts and European Depositary
  temporary defensive positions that     portfolio should mitigate the          Receipts), trust or partnership interests,
  are inconsistent with its principal    effects of wide market fluctua-        warrants, rights and investment company
  investment strategies and may          tions, especially when stock and       securities
  hinder the Fund from achieving its     bond prices move in different        - Each Fund seeks to limit risk and enhance
  investment objective                   directions                             performance through active management and/or
                                                                                diversification
                                                                              - During severe market downturns, each Fund has
                                                                                the option of investing up to 100% of assets
                                                                                in high quality short-term instruments

MANAGEMENT CHOICES                     - A Fund could outperform its          - The advisers focus their active management on
- A Fund could underperform its          benchmark due to these same choices    securities selection, the area where they
  bench mark due to its securities                                              believe their commitment to research can most
  and asset allocation choices                                                  enhance returns

FOREIGN INVESTMENTS                    - Favorable exchange rate movements    - Each Fund anticipates that its total foreign
- Currency exchange rate movements       could generate gains or reduce         investments will not exceed 20% of total
  could reduce gains or create losses    losses                                 assets (10% for Small Cap Growth Fund and 30%
- A Fund could lose money because of   - Foreign investments, which             for Diversified Fund)
  foreign government actions,            represent a major portion of the     - The Funds actively manage the currency
  political instability or lack of       world's securities, offer              exposure of their foreign investments
  adequate and accurate information      attractive potential performance       relative to their benchmarks, and may hedge
- Currency and investment risks tend     and opportunities for                  back into the U.S. dollar from time to time
  to be higher in emerging markets;      diversification                        (see also "Derivatives"); these currency
  these markets also present higher    - Emerging markets can offer higher      management techniques may not be available for
  liquidity and valuation risks          returns                                certain emerging markets investments

ILLIQUID HOLDINGS                      - These holdings may offer more        - No Fund may invest more than 15% of net assets
- Each Fund could have difficulty        attractive yields or potential         in illiquid holdings
  valuing these holdings precisely       growth than comparable widely        - To maintain adequate liquidity to meet
- Each Fund could be unable to sell      traded securities                      redemptions, each Fund may hold high quality
  these holdings at the time or price                                           short-term securities (including repurchase
  it desires                                                                    agreements) and, for temporary or
                                                                                extraordinary purposes, may borrow from banks
                                                                                up to 33 1/3% of the value of its total assets
                                                                                including drawing on a line of credit

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal periods, or the life of the Fund, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information for the Mid Cap Value Fund and the Small Cap Growth Fund for the fiscal year ended 9/30/00 and prior has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

All other information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN DISCIPLINED EQUITY FUND

                                                         YEAR     06/01/01            YEAR         YEAR         YEAR       YEAR
                                                        ENDED      THROUGH           ENDED        ENDED        ENDED      ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        05/31/01     05/31/00     05/31/99   05/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   14.19    $   15.65       $   17.54    $   17.57   $   14.96   $   11.47
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.13@        0.07@           0.14         0.17        0.17        0.12
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (3.63)       (1.44)          (1.89)        0.81        3.18        3.62
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (3.50)       (1.37)          (1.75)        0.98        3.35        3.74
   Less Distributions:
     Dividends from Net Investment Income                0.14         0.09            0.14         0.18        0.15        0.12
     Distributions from Capital Gains                      --           --              --         0.83        0.59        0.13
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.14         0.09            0.14         1.01        0.74        0.25
Net Asset Value, End of Period                      $   10.55    $   14.19       $   15.65    $   17.54   $   17.57   $   14.96
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (24.76%)      (8.73%)(a)      (9.99%)       5.54%      23.07%      32.98%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     924    $   1,162       $   1,210    $   1,476   $   1,008   $     296
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.45%        0.45%           0.45%        0.45%       0.45%       0.45%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.09%        0.86%           0.85%        1.04%       1.14%       1.27%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements         0.65%        0.60%           0.55%        0.55%       0.60%       0.72%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers
       and Reimbursements                                0.89%        0.71%           0.75%        0.94%       0.99%       1.00%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   74%          33%(a)          72%          56%         51%         61%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31. # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

JPMORGAN DISCIPLINED EQUITY VALUE FUND

                                                                                                  YEAR     09/28/01*
                                                                                                 ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                              12/31/02      12/31/01
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $    16.12    $    15.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                                                 0.23          0.06@
     Net Gains or Losses on Securities (both realized and unrealized)                            (3.05)         1.08
                                                                                            ----------    ----------
     Total from Investment Operations                                                            (2.82)         1.14
   Less Distributions:
     Dividends from Net Investment Income                                                         0.27          0.02
     Distributions from Capital Gains                                                             0.04            --
                                                                                            ----------    ----------
     Total Distributions                                                                          0.31          0.02
Net Asset Value, End of Period                                                              $    12.99    $    16.12
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                    (17.61%)        7.61%(a)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                                   $       37    $       27
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                 0.45%         0.44%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                                                 1.77%         1.50%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                                  1.27%         0.99%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and Reimbursements                              0.95%         0.95%
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                             65%           22%(a)
--------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  * Commencement of operations.

JPMORGAN DIVERSIFIED FUND

                                                         YEAR     07/01/01            YEAR         YEAR        YEAR        YEAR
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        06/30/01     06/30/00    06/30/99    06/30/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   12.65    $   13.20       $   14.93    $   14.69   $   14.18   $   13.39
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.25@        0.14@           0.39         0.38        0.38        0.39
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (1.89)       (0.50)          (1.38)        0.61        1.44        1.89
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (1.64)       (0.36)          (0.99)        0.99        1.82        2.28
   Less Distributions:
     Dividends from Net Investment Income                0.25         0.19            0.38         0.27        0.39        0.59
     Distributions from Capital Gains                      --           --            0.36         0.48        0.92        0.90
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.25         0.19            0.74         0.75        1.31        1.49
Net Asset Value, End of Period                      $   10.76    $   12.65       $   13.20    $   14.93   $   14.69   $   14.18
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (13.00%)      (2.71%)(a)      (6.69%)       6.88%      13.77%      18.42%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     255    $     505       $     582    $     622   $     609   $     332
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.65%        0.65%           0.65%        0.65%       0.65%       0.65%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.98%        2.21%           2.75%        2.48%       2.55%       3.12%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              0.91%        0.87%           0.83%        0.80%       0.84%       0.88%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               1.72%        1.99%           2.57%        2.33%       2.36%       2.89%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  232%         107%(a)         185%         217%        144%         82%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from June 30 to December 31. @ Calculated based upon average shares outstanding.
 (a) Not annualized.
  # Short periods have been annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

JPMORGAN MID CAP VALUE FUND

                                                         YEAR     10/01/01            YEAR         YEAR        YEAR   11/13/97*
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        09/30/01     09/30/00    09/30/99    09/30/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   14.14    $   13.47       $   13.06    $   13.56   $   10.62    $  10.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.15@        0.03@           0.15@        0.11        0.02        0.11
     Net Gains or Losses on Securities
       (both realized and unrealized)                    0.30         1.48            1.28         2.59        3.20        0.54
                                                    ---------    ---------       ---------    ---------   ---------    --------
     Total from Investment Operations                    0.45         1.51            1.43         2.70        3.22        0.65
   Less Distributions:
     Dividends from Net Investment Income                0.06         0.09            0.15         0.09        0.10        0.03
     Distributions from Capital Gains                    0.01         0.75            0.87         3.11        0.18          --
                                                    ---------    ---------       ---------    ---------   ---------    --------
     Total Distributions                                 0.07         0.84            1.02         3.20        0.28        0.03
Net Asset Value, End of Period                      $   14.52    $   14.14       $   13.47    $   13.06   $   13.56    $  10.62
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             3.23%       11.30%(a)       11.19%       23.76%      30.41%       6.50%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $      59    $       4       $       4    $       5   $       4    $      3
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.75%        0.75%           0.75%        0.97%       1.25%       1.25%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.01%        0.94%           1.07%        0.84%       0.06%       0.73%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              1.22%        3.30%!!         3.25%!!      4.24%!!     5.11%!!     7.72%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               0.54%       (1.61%)         (1.43%)      (2.43%)     (3.80%)!!   (5.74%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    51%          15%(a)          98%          99%        109%         73%(a)
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
(a) Not annualized.
  * Commencement of operations.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN SMALL CAP GROWTH FUND

                                                         YEAR      10/01/01           YEAR         YEAR        YEAR   11/14/97*
                                                        ENDED       THROUGH          ENDED        ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       09/30/01     09/30/00    09/30/99    09/30/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    9.32    $    6.83       $   15.12    $   13.45    $   9.47    $  10.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                       (0.04)@         --           (0.07)@      (0.08)       0.08        0.08
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (3.69)        2.49           (6.07)        4.34        4.28       (0.59)
                                                    ---------    ---------       ---------    ---------    --------    --------
     Total from Investment Operations                   (3.73)        2.49           (6.14)        4.26        4.36       (0.51)
   Less Distributions:
     Dividends from Net Investment Income                  --           --              --         0.04        0.09        0.02
     Distributions from Capital Gains                      --           --            2.15         2.55        0.29          --
                                                    ---------    ---------       ---------    ---------    --------    --------
     Total Distributions                                   --           --            2.15         2.59        0.38        0.02
Net Asset Value, End of Period                      $    5.59    $    9.32       $    6.83    $   15.12    $  13.45    $   9.47
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (40.02%)      36.46%(a)      (45.44%)      36.33%      46.61%      (5.15%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $       1    $       2       $       2    $       4    $      2    $      1
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.85%        0.85%           0.85%        1.05%       1.35%       1.35%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       (0.64%)      (0.62%)         (0.53%)      (0.61%)     (0.68%)     (0.30%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  8.07%        6.66%!!         5.82%!!      5.47%!!    10.19%!!    13.84%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              (7.86%)      (6.43%)!!       (5.50%)!!    (5.03%)!!   (9.52%)!!  (12.79%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    76%          25%(a)          71%          88%         71%         35%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
(a) Not annualized.
  * Commencement of operations.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN U.S. EQUITY FUND

                                                         YEAR     06/01/01            YEAR         YEAR        YEAR        YEAR
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        05/31/01     05/31/00    05/31/99    05/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   10.44    $   11.12       $   12.79    $   15.08   $   16.73   $   15.66
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.06         0.03@           0.08         0.11        0.16        0.15
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (2.82)       (0.66)          (0.96)        0.26        2.39        3.81
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (2.76)       (0.63)          (0.88)        0.37        2.55        3.96
   Less Distributions:
     Dividends from Net Investment Income                0.07         0.03            0.08         0.11        0.17        0.18
     Distributions from Capital Gains                      --         0.02            0.71         2.55        4.03        2.71
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.07         0.05            0.79         2.66        4.20        2.89
Net Asset Value, End of Period                      $    7.61    $   10.44       $   11.12    $   12.79   $   15.08   $   16.73
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (26.50%)      (5.63%)(a)      (6.99%)       2.45%      18.66%      28.53%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $      79    $      90       $     151    $     241   $     278   $     379
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.64%        0.65%           0.62%        0.60%       0.60%       0.60%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        0.74%        0.55%           0.57%        0.76%       0.89%       0.89%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  0.77%        0.70%           0.64%        0.63%       0.63%       0.63%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               0.61%        0.50%           0.55%        0.73%       0.86%       0.86%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   83%          48%(a)          81%          89%         84%        106%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31. @ Calculated based upon average shares outstanding.
 (a) Not annualized.
  # Short periods have been annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMORGAN U.S. SMALL COMPANY FUND

                                                         YEAR     06/01/01            YEAR         YEAR        YEAR        YEAR
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        05/31/01     05/31/00    05/31/99    05/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   12.57    $   13.34       $   15.11    $   11.98   $   15.30   $   14.09
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.05         0.05@           0.08         0.04        0.08        0.09
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (2.61)       (0.78)           0.03         3.10       (1.83)       3.04
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (2.56)       (0.73)           0.11         3.14       (1.75)       3.13
   Less Distributions:
     Dividends from Net Investment Income                0.06         0.04            0.09         0.01        0.08        0.08
     Distributions from Capital Gains                      --           --            1.79           --        1.49        1.84
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.06         0.04            1.88         0.01        1.57        1.92
Net Asset Value, End of Period                      $    9.95    $   12.57       $   13.34    $   15.11   $   11.98   $   15.30
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (20.36%)      (5.50%)(a)       0.94%       26.23%     (10.79%)     23.55%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     214    $     269       $     410    $     358   $     345   $     420
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.83%        0.82%           0.82%        0.80%       0.80%       0.80%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        0.41%        0.57%           0.54%        0.26%       0.55%       0.55%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  0.93%        0.86%           0.82%        0.82%       0.85%       0.85%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               0.31%        0.53%           0.54%        0.24%       0.50%       0.50%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   90%          48%(a)         110%         104%        104%         96%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31. @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     How To Reach Us

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

           The Funds' Investment Company Act File Nos. are as follows:
           JPMorgan Disciplined Equity Fund                811-7342
           JPMorgan Disciplined Equity Value Fund          811-7795
           JPMorgan Diversified Fund                       811-7342
           JPMorgan Mid Cap Value Fund                     811-8189
           JPMorgan Small Cap Growth Fund                  811-8189
           JPMorgan U.S. Equity Fund                       811-7342
           JPMorgan U.S. Small Company Fund                811-7342

            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2003

                                                                      PR-EQI-503

                         J.P. MORGAN U.S. EQUITY FUNDS

                            STATEMENT OF ADDITIONAL
                                  INFORMATION
                                  MAY 1, 2003

                  J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                   (formerly Fleming Mutual Fund Group, Inc.)
               JPMORGAN MID CAP VALUE FUND ("Mid Cap Value Fund")
            JPMORGAN SMALL CAP GROWTH FUND ("Small Cap Growth Fund")

    This Statement of Additional Information is not a Prospectus but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated May 1, 2003 for Mid Cap Value Fund and Small Cap Growth Fund (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements, included in the Shareholder Reports relating to the Funds listed above dated December 31, 2002. The Prospectuses and the Financial Statements, included the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

    For more information about your account and financial statements, simply write or call for:

SELECT CLASS, CLASSES A, B AND C SHARES:  INSTITUTIONAL CLASS SHARES:

JPMorgan Funds Service Center             JPMorgan Institutional Funds
P.O. Box 219392                           Service Center
Kansas City, MO 64121-9392                500 Stanton Christiana Road
                                          Newark, Delaware 19713

1-800-348-4782                            1-800-766-7722

                                                                  SAI-MCVSCG-503

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Directors.........................................   16
Officers..........................................   20
Codes of Ethics...................................   21
Investment Adviser................................   22
Administrator and Sub-Administrator...............   23
Distributor.......................................   24
Distribution Plan.................................   25
Shareholder Servicing.............................   26
Transfer Agent....................................   27
Custodian.........................................   27
Financial Professionals...........................   28
Independent Accountants...........................   28
Performance Information...........................   28
Purchases, Redemptions and Exchanges..............   31
Dividends and Distributions.......................   36
Net Asset Value...................................   36
Distributions and Tax Matters.....................   37
Portfolio Transactions and Brokerage..............   42
Description of Shares.............................   44
Limitation of Directors' Liability................   45
Financial Statements..............................   46
Appendix A -- Description of Ratings..............  A-1

                                    GENERAL

    Mid Cap Value Fund and Small Cap Growth Fund are series of Fleming Mutual Fund Group, Inc. (the "Corporation"), a diversified open-end management investment company organized as a Maryland corporation on August 19, 1997. Effective April 30, 2003, the name of the Trust was changed from Fleming Mutual Fund Group to J.P. Morgan Fleming Mutual Fund Group. The Articles of Incorporation of the Corporation permit the Funds to offer 100 million shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board of Directors may increase the number of shares that the Funds are authorized to issue without the approval of each Fund's shareholders. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series, and to classify or reclassify any unissued shares with respect to such class or series. The Board of Directors of the Corporation has authorized the issuance and sale of up to five classes of each Fund: Institutional Class, Select Class, Class A, Class B and Class C shares. All share classes are currently available.

    Each Fund bears the costs of its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, certain proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

    Robert Fleming Inc. (the "Adviser") serves as the adviser to the Funds.

    This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

    DEPOSITARY RECEIPTS. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

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    U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to:
(i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

    The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

    COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the

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obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

    CORPORATE REORGANIZATIONS. In general, reorganization securities are securities that are the subject of a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred stocks are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

    FORWARD COMMITMENTS. Each of the Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments will be established with such Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Adviser will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by the Board of Directors of the Corporation in order to minimize credit risks.

    The securities in which certain Funds may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Directors of the Corporation has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institution issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificate purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate.

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Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Directors to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with inflation, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent this does occur, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand, or (ii) the period remaining until the security's next interest rate adjustment.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period,

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adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation or Baa or higher by Moody's Service, Inc., or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

    MONEY MARKET INSTRUMENTS. Money market instruments are high quality, dollar-denominated, short-term debt securities. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II, Strategic Income Fund and Bond Fund II may also use futues and options to enhance portfolio performance. Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if
(i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has

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previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                               FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the Investment Company Act of 1940 ("the 1940 Act") and the SEC's interpretations thereunder.

    COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    REITS. Each of the Fund may invest in common stocks or other securities issued by real estate investment trusts ("REITs"). REITs invest their capital primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit holders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

    A shareholder in a Fund that invests in REITs will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested, in the aggregate in securities, of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees.

    REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

    The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Corporation's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

    SUPRANATIONAL OBLIGATIONS. The Funds may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs").

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Advisers may determine that SMBS, which are U.S. Government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

    ZERO COUPON SECURITIES. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                              INVESTMENT POLICIES


    FUNDAMENTAL POLICIES. The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.


    No Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.
    (2) Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.
    (3) Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.
    (4) Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
    (5) Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REIT's, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
    (6) Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.
    (7) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

    NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Directors.

    No Fund may:

    (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of
         Section 18 of the 1940 Act.
    (2)  Invest in companies for the purpose of exercising control.
    (3) Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.
    (4) Invest its assets in securities of any investment company, except as permitted by the 1940 Act.
    (5) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
    (6) Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

    If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                   DIRECTORS

    The names of the Directors of the Funds, together with information regarding their dates of birth ("DOB"), positions with the Trust, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Directors is 522 Fifth Avenue, New York, NY 10036.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                    FUND
           NAME (DOB);                                                           COMPLEX(1)
          POSITIONS WITH                   PRINCIPAL OCCUPATIONS                 OVERSEEN BY           OTHER DIRECTORSHIPS HELD
         THE TRUST, SINCE                   DURING PAST 5 YEARS                    TRUSTEE               OUTSIDE FUND COMPLEX
----------------------------------  -----------------------------------  ---------------------------  ---------------------------
INDEPENDENT DIRECTORS
William J. Armstrong (12/04/1941);  Retired; Vice-President &                        78               None
Director of the Corporation, since  Treasurer of Ingersoll-Rand Company
2001.                               (manufacturer of industrial
                                    equipment) (1972-2000)

Roland R. Eppley, Jr.               Retired                                          78               None
(04/01/1932); Director of
Corporation, since 2001.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                    FUND
           NAME (DOB);                                                           COMPLEX(1)
          POSITIONS WITH                   PRINCIPAL OCCUPATIONS                 OVERSEEN BY           OTHER DIRECTORSHIPS HELD
         THE TRUST, SINCE                   DURING PAST 5 YEARS                    TRUSTEE               OUTSIDE FUND COMPLEX
----------------------------------  -----------------------------------  ---------------------------  ---------------------------
Dr. Matthew Goldstein               Chancellor of the City University                78               Trustee of the Albert
(11/10/1941); Trustee of the        of New York, since September 1,                                   Einstein School of Medicine
Trust, since 2003.                  1999; President, Adelphi University                               (1998-present); Trustee of
                                    (New York) (1998-1999).                                           Bronx Lebanon Hospital
                                                                                                      Center (1992-present);
                                                                                                      Director of New Plan Excel
                                                                                                      Realty Trust, Inc (real
                                                                                                      estate investment company)
                                                                                                      (2000-present); Director of
                                                                                                      Lincoln Center Institute
                                                                                                      for the Arts in Education
                                                                                                      (1999-present); Director of
                                                                                                      Jewish Community Relations
                                                                                                      Counsel of New York, Inc
                                                                                                      (2000-present); Director of
                                                                                                      United Way of New York City
                                                                                                      (2002-present).

Ann Maynard Gray (08/22/1945);      Vice President of Capital Cities/                78               Director of Duke Energy
Director of the Corporation, since  ABC, Inc. (communications)                                        Corporation (1997-Present)
2001.                               (1986-1998); President of                                         Director of Elan
                                    Diversified Publishing Group                                      Corporation, Plc
                                    (1991-1997)                                                       (pharmaceuticals)
                                                                                                      (2001-Present); Director of
                                                                                                      The Phoenix Companies
                                                                                                      (wealth management
                                                                                                      services) (2002-Present)

Matthew Healey (08/23/1937);        Retired; Chief Executive Officer of              78               None
Director of the Corporation, since  certain J.P. Morgan Fund trusts
2001. President of the Board of     (1982-2001)
Directors, since 2001

Robert J. Higgins (10/09/1945);     Director of Administration of the                78               Director of Providian
Director of the Corporation, since  State of Rhode Island (2003 --                                    Financial Corp. (banking)
2002.                               Present); President -- Consumer                                   (2002-Present)
                                    Banking and Investment Services
                                    Fleet Boston Financial (1971-2002)

William G. Morton, Jr.              Formerly Chairman Emeritus (March                78               Director of Radio Shack
(03/13/1937); Trustee of the        2001-October 2002), and Chairman                                  Corporation (electronics)
Trust, since 2003.                  and Chief Executive Officer, Boston                               (1987-present); Director of
                                    Stock Exchange (June 1985-March                                   the Griswold Company
                                    2001).                                                            (securities brokerage)
                                                                                                      (2002-present); Director of
                                                                                                      The National Football
                                                                                                      Foundation and College Hall
                                                                                                      of Fame (1994-present);
                                                                                                      Trustee of the Berklee
                                                                                                      College of Music
                                                                                                      (1998-present); Trustee of
                                                                                                      the Stratton Mountain
                                                                                                      School (2001-present).

Fergus Reid, III (08/12/1932);      Chairman of Lumelite Corporation                 78               Trustee of 16 Morgan
Director of the Corporation, since  (plastics manufacturing)                                          Stanley Funds
2001. Chairman of the Board of      (2003-Present); Chairman and CEO of                               (1995-Present)
Directors, since 2001.              Lumelite Corporation (1985-2002)

James J. Schonbachler               Retired; Managing Director of                    78               None
(01/26/1943); Director of the       Bankers Trust Company (financial
Corporation, since 2001.            services) (1968-1998); Group Head
                                    and Director of Bankers Trust,
                                    A.G., Zurich and BT Brokerage Corp.
                                    (financial services) (1995-1997)

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                    FUND
           NAME (DOB);                                                           COMPLEX(1)
          POSITIONS WITH                   PRINCIPAL OCCUPATIONS                 OVERSEEN BY           OTHER DIRECTORSHIPS HELD
         THE TRUST, SINCE                   DURING PAST 5 YEARS                    TRUSTEE               OUTSIDE FUND COMPLEX
----------------------------------  -----------------------------------  ---------------------------  ---------------------------
INTERESTED DIRECTOR
Leonard M. Spalding, Jr.*           Retired; Chief Executive Officer of              78               None
(07/20/1935); Director of the       Chase Mutual Funds (investment
Corporation, since 2001.            company) (1989-1998); President &
                                    Chief Executive Officer of Vista
                                    Capital Management (investment
                                    management) (1990-1998); Chief
                                    Investment Executive of Chase
                                    Manhattan Private Bank (investment
                                    management) (1990-1998)

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. "J.P. Morgan Chase" stock.


   Each Director serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Directors, except Messrs. Reid and Eppley, for whom it is age 75. The Directors decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Directors presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The Valuation Committee met once during the year ended December 31, 2002. The members of the Investment Committee are Messrs. Spalding (Chairman), Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended December 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Director compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the year ended December 31, 2002.


    The following table shows the dollar range of each Director's beneficial ownership as of December 31, 2002 in the Funds and each Director's aggregate ownership in any funds that the Director oversees in the Family of Investment Companies(1):

                                                                                      AGGREGATE OWNERSHIP OF
                                                                                    ALL REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                         OWNERSHIP OF           OWNERSHIP OF          DIRECTOR IN FAMILY OF
NAME OF DIRECTORS                     MID CAP VALUE FUND   SMALL CAP GROWTH FUND       INVESTMENT COMPANIES
-----------------                    --------------------  ----------------------  ----------------------------

INDEPENDENT DIRECTORS

William J. Armstrong                         None                   None                  Over $100,000
Roland R. Eppley, Jr.                        None                   None                  Over $100,000
Matthew Goldstein                            None                   None                        $0
Ann Maynard Gray                             None                   None                 $10,000-$50,000
Matthew Healey                               None                   None                  Over $100,000
Robert J. Higgins                            None                   None                        $0
William G. Morton, Jr.                       None                   None                        $0
Fergus Reid, III                             None                   None                  Over $100,000
James J. Schonbachler                        None                   None                 $50,000-$100,000

                                                                                      AGGREGATE OWNERSHIP OF
                                                                                    ALL REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                         OWNERSHIP OF           OWNERSHIP OF          DIRECTOR IN FAMILY OF
NAME OF DIRECTORS                     MID CAP VALUE FUND   SMALL CAP GROWTH FUND       INVESTMENT COMPANIES
-----------------                    --------------------  ----------------------  ----------------------------

INTERESTED DIRECTOR

Leonard M. Spalding, Jr.                     None                   None                  Over $100,000

------------------------------

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Directors serve includes 11 investment companies.

   As of April 1, 2003, none of the independent Directors or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Director is currently paid an annual fee of $120,000 for serving as Director of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Directors of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Directors of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Directors may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Director compensation expenses paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:

                                                           DIRECTOR
                                                         COMPENSATION        AGGREGATE DIRECTOR
                                                    -----------------------  COMPENSATION PAID
                                                     MID CAP     SMALL CAP     FROM THE "FUND
NAME OF DIRECTORS                                   VALUE FUND  GROWTH FUND       COMPLEX"
-----------------                                   ----------  -----------  ------------------

INDEPENDENT DIRECTORS

William J. Armstrong                                   $ 54         $2            $120,000
Roland R. Eppley, Jr.                                    54          2             120,000
Matthew Goldstein                                         0          0                   0
Ann Maynard Gray                                         54          2             120,000
Matthew Healey                                           73          3             160,000
Robert J. Higgins                                        44          1              70,000
William G. Morton, Jr.                                    0          0                   0
Fergus Reid, III                                        113          5             250,000
James J. Schonbachler                                    54          2             120,000

INTERESTED DIRECTOR

Leonard M. Spalding, Jr.                                 54          2             120,000

   The Directors of the former Chase Vista Funds instituted a Retirement Plan for Eligible Directors (the "Plan") pursuant to which each Director (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of directors. Pursuant to the Plan, the normal retirement date was the date on which the eligible Director attained age 65 and completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Director was entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Director's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Director's annual benefit would exceed the highest annual compensation received by that Director from the Covered Funds. Such benefit was payable to each Eligible Director in monthly installments for the life of the Director. On February 22, 2001, the Board of Directors voted to terminate the Plan and in furtherance of this determination agreed to pay Eligible Directors an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or its predecessor. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Directors.

    The Directors instituted a Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan") pursuant to which each Director (who is not an employee of any of the Funds, the Adviser or the Funds' administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Director's fees are deferred until the payment date elected by the Director (or the Director's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Director at the time of deferral. If a deferring Director dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Director's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Director's death.
Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

    The Articles of Incorporation provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation, unless, as to liability to the Corporation or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Corporation. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Directors or in a written opinion of independent counsel, that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
George Gatch (12/21/1962);                          Managing Director, Robert Fleming Inc.; Head of
  President (2001)                                  J.P. Morgan Fleming's U.S. Mutual Funds and
                                                    Financial Intermediaries Business ('FFI'); he has
                                                    held numerous positions throughout the firm in
                                                    business management, marketing and sales.

David Wezdenko (10/02/1963);                        Managing Director, Robert Fleming Inc.; Chief
  Treasurer (2001)                                  Operating Officer for FFI; since joining J.P.
                                                    Morgan Chase in 1996, he has held numerous
                                                    financial and operations related positions
                                                    supporting the J.P. Morgan pooling funds business.

Sharon Weinberg (06/15/1959);                       Managing Director, Robert Fleming Inc.; Head of
  Secretary (2001)                                  Business and Product Strategy for FFI; since
                                                    joining J.P. Morgan Chase in 1996, she has held
                                                    numerous positions throughout the asset management
                                                    business in mutual funds marketing, legal and
                                                    product development.

Stephen Ungerman (06/02/1953);                      Vice President, Robert Fleming Inc.; Business Head
  Vice President and Assistant Treasurer (2001)     for Vehicle Services Group within Fund
                                                    Administration; prior to joining J.P. Morgan Chase
                                                    in 2000, he held a number of senior management
                                                    positions in Prudential Insurance Co. of America's
                                                    asset management business, including Associate
                                                    General Counsel, Tax Director and Co-head of Fund
                                                    Administration Department; Mr. Ungerman was also
                                                    the Assistant Treasurer of all mutual funds
                                                    managed by Prudential.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
Judy R. Bartlett (05/29/1965);                      Vice President and Assistant General Counsel,
  Vice President and Assistant Secretary (2001)     Robert Fleming Inc., since September 2000; from
                                                    August 1998 through August 2000, she was an
                                                    attorney at New York Life Insurance Company where
                                                    she served as Assistant Secretary for the Mainstay
                                                    Funds; from October 1995 through July 1998,
                                                    Ms. Bartlett was an associate at the law firm of
                                                    Willkie Farr & Gallagher.

Joseph J. Bertini (11/04/1965);                     Vice President and Assistant General Counsel,
  Vice President and Assistant Secretary (2001)     Robert Fleming Inc.

Wayne H. Chan (06/27/1965);                         Vice President and Assistant General Counsel,
  Vice President and Assistant Secretary (2003)     Robert Fleming Inc., since September 2002; prior
                                                    to joining J.P. Morgan Chase & Co., Mr. Chan was
                                                    an associate at the law firm of Shearman &
                                                    Sterling from May 2001 through September 2002;
                                                    Swidler Berlin Shereff Friedman LLP from June 1999
                                                    through May 2001 and Whitman Breed Abbott & Morgan
                                                    LLP from September 1997 through May 1999.

Thomas J. Smith (06/24/1955);                       Managing Director, Head of Compliance for J.P.
  Vice President and Assistant Secretary (2002)     Morgan Chase & Co.'s asset management business in
                                                    the Americas. An employee since 1996, he
                                                    previously worked in the Investment Management --
                                                    Risk Management/Compliance group for the Chase
                                                    Manhattan Corporation.

Paul M. DeRusso (12/03/1954);                       Vice President, Robert Fleming Inc.; Manager of
  Assistant Treasurer (2001)                        the Budgeting and Expense Group of Funds
                                                    Administration Group.

Lai Ming Fung (09/08/1974);                         Associate, Robert Fleming Inc.; Budgeting &
  Assistant Treasurer (2001)                        Expense Analyst for the Funds Administration
                                                    Group. From October 1996 to March 1999 she was
                                                    Section Head in the Fund Account Group at Morgan
                                                    Stanley Dean Witter.

Mary Squires (01/08/1955);                          Vice President, Robert Fleming Inc.; Ms. Squires
  Assistant Treasurer (2001)                        has held numerous financial and operations
                                                    positions supporting the J.P. Morgan Chase
                                                    organization complex.

Nimish S. Bhatt (06/06/1963);                       Senior Vice President of Fund Administration and
  Assistant Treasurer (2001)*                       Financial Services of BISYS Investment Services,
                                                    Inc. since November 2000; various positions held
                                                    within BISYS since 1996, including Senior Vice
                                                    President of Tax, Quality Assurance and
                                                    Alternative Investments.

Arthur A. Jensen (09/28/1966);                      Vice President of Financial Services of BISYS
  Assistant Treasurer (2001)*                       Investment Services, Inc., since June 2001;
                                                    formerly Section Manager at Northern Trust Company
                                                    and Accounting Supervisor at Allstate Insurance
                                                    Company.

Martin R. Dean (11/27/1963);                        Vice President of Compliance of BISYS Investment
  Assistant Treasurer (2001)*                       Services, Inc.

Alaina Metz (04/07/1967);                           Vice President of BISYS Investment
  Assistant Secretary (2001)*                       Services, Inc.; formerly, Chief Administrative
                                                    Officer Supervisor -Blue Sky Compliance for BISYS
                                                    Investment Services, Inc.

Lisa Hurley (05/29/1955);                           Executive Vice President and General Counsel of
  Assistant Secretary (2001)**                      BISYS Investment Services, Inc.; formerly Counsel
                                                    to Moore Capital Management and General Counsel to
                                                    Global Asset Management.

Ryan M. Louvar (02/18/1972);                        Counsel of Legal Services, BISYS Investment
  Assistant Secretary (2003)***                     Services, Inc. since 2000; formerly Attorney at
                                                    Hill, Farrer & Burrill LLP from 1999 to 2000 and
                                                    Knapp Petersen & Clarke, PC from 1997 to 1999.

  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 ** The contact address for the officer is 90 Park Avenue, New York, NY 10016. *** The contact address for the officer is 60 State Street, Suite 1300, Boston,
     MA 02109.

    As of April 1, 2003, the Officers and Directors as a group owned less than 1% of each class of shares of each Fund.

                                CODES OF ETHICS

    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    The Corporation has retained the Adviser as investment adviser to provide investment advice and portfolio management services to the Funds, pursuant to an advisory agreement (the "Advisory Agreement"). Subject to the supervision of the Corporation's Directors, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Corporation or Funds' shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's failure to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Adviser, a wholly owned subsidiary of J.P. Morgan Chase, is a registered investment adviser under the 1940 Act, as amended. On August 1, 2000, The Chase Manhattan Corporation acquired Robert Fleming Holdings Limited, which was the Adviser's indirect parent. On December 14, 2000, the Funds' shareholders approved the Advisory Agreement with the Adviser. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

    The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Directors of the Corporation or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Corporation.

    The table below sets forth the advisory fees paid by the Fund listed to the Adviser for the fiscal periods indicated (in thousands):

                                                         FISCAL
                                                         PERIOD
                                  FISCAL      FISCAL    10/01/01     FISCAL
                                YEAR ENDED  YEAR ENDED   THROUGH   YEAR ENDED
                                 09/30/00    09/30/01   12/31/01^   12/31/02
                                ----------  ----------  ---------  ----------
Mid Cap Value Fund                 $33         $38         $20        $402
Small Cap Growth Fund               28          21           4          17

  ^  The Funds changed their fiscal year end from 9/30 to 12/31.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Corporation's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Directors has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Directors to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Directors requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the Advisory Agreement, the Board of Directors of the Corporation considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Directors also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Corporation's Board of Directors compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Directors also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Directors also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory arrangements, the Board of Directors did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Directors of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                      ADMINISTRATOR AND SUB-ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank is the Administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Corporation of all documents required to be filed for compliance by the Corporation with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Directors of the Corporation, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act), or by vote of a majority of such Fund's outstanding securities. The Administration Agreement is terminable without penalty by the Corporation on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Corporation, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Corporation shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Corporation under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    Prior to September 10, 2001, pursuant to an Administration Agreement with Corporation on behalf of the Funds and pursuant to an Administration Agreement with Trust, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

    The table below sets forth the administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (in thousands):

                               FISCAL            FISCAL
                               PERIOD            PERIOD          FISCAL YEAR
                           4/27/01 THROUGH  10/01/01 THROUGH        ENDED
                               9/30/01          12/31/01^         12/31/02
                           ---------------  -----------------  ---------------
                            PAID/            PAID/              PAID/
                           ACCRUED  WAIVED  ACCRUED   WAIVED   ACCRUED  WAIVED
                           -------  ------  --------  -------  -------  ------
    Mid Cap Value Fund        $3     $(3)     $ 3       $(3)     $57     $(9)
    Small Cap Growth Fund      1      (1)       1        (1)       2      (2)

  ^  The Funds changed their fiscal year end from 9/30 to 12/31.

    Under a prior arrangement that terminated April 26, 2001, the adviser, Investment Company Administration, L.L.C., was paid or accrued the following administration fees by the Funds for the fiscal periods indicated (in thousands):

                                       FISCAL        FISCAL
                                     YEAR ENDED  PERIOD 10/01/00
                                      9/30/00    THROUGH 4/26/01
                                     ----------  ---------------
    Mid Cap Value Fund                  $40            $24
    Small Cap Growth Fund                40             23

                                  DISTRIBUTOR

    The Distributor serves as the Corporation's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Corporation, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Corporation and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Corporation dated April 11, 2001, the Distributor receives no compensation in its capacity as the Corporation's Distributor. The Distributor is a wholly owned, indirect subsidiary of The BISYS Group, Inc.

    The Distribution Agreement shall continue in effect with respect to a Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Directors of the Corporation and a vote of the Directors who are not "interested persons" (as defined in the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Directors" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, including a vote of a majority of the Directors who are not "interested persons" of the Corporation, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, New York 10036.

                               DISTRIBUTION PLAN

    The Corporation has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B and C shares of the Funds, which provides that such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulates a critical mass.

    Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets, and Class B and Class C shares pay a Distribution Fee of up to 1.00% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 0.75% of average daily net assets with respect fo Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchases of such shares. Trail or maintenance commissions on Class B and Class C shares may be paid to broker-dealers prior to the 13th month following the purchase of such Class B or Class C shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 1.00% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Directors").

    The Distribution Plan requires that the Corporation shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund at any time by a vote of a majority of the Qualified Directors or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    Expenses paid by the Distributor respected to the Funds' shares under the Distribution Plan were as follows:

                                                 FISCAL YEAR ENDED 12/31/02
                                          -----------------------------------------
                                          MID CAP VALUE FUND  SMALL CAP GROWTH FUND
                                          ------------------  ---------------------
Advertising and sales literature               $   679               $   11
Printing, production and mailing of
  prospectuses and shareholder reports
  to other than current Shareholders             8,059                   41
Compensation to dealers                         19,874                  233
Compensation to sales personnel                  1,781                   54
B Share financing charges                       82,861                1,165
Equipment, supplies and other indirect
  distribution-related expenses                    717                   23

                             SHAREHOLDER SERVICING

    The Corporation on behalf of each of the Funds has entered into a shareholder servicing agreement (a "Servicing Agreement") with JPMorgan Chase Bank to provide certain services including but not limited to the following: answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund Shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a shareholder servicing agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. JPMorgan Chase Bank, as shareholder servicing agent, may be required to register pursuant to state securities law. JPMorgan Chase Bank may subcontract with other parties for the provision of shareholder support services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

Select Class, Class A, Class B and Class C Shares   0.25%
Institutional Shares                                0.10%

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                 TRANSFER AGENT

    DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.

                                   CUSTODIAN

    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as each Fund's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

    For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first
$10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Funds or JPMorgan Chase Bank.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Corporation and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                            PERFORMANCE INFORMATION

    From time to time, the Funds may quote performance in terms of yield, actual distributions, average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Corporation. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable CDSC imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless a Fund has been in existence for a shorter period.

    Average annual total returns are calculated based on the following formulas:

       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF D

       Average annual total returns (after taxes on distributions and sale of Fund shares):
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF DR

Where:  P        =         a hypothetical initial payment of $1,000.
        T        =         average annual total return (before taxes, after taxes on
                           distributions, or after taxes on distributions and sale of
                           Fund shares, as applicable).
        n        =         number of years
        ERV      =         ending redeemable value of a hypothetical $1,000 payment
                           made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional
                           portion).
        ATV TO   =         ending value of a hypothetical $1,000 payment made at the
        THE                beginning of the 1-, 5-, or 10-year periods at the end of
        BASE OF            the 1-, 5-, or 10-year periods (or fractional portion),
        D                  after taxes on fund distributions but not after taxes on
                           redemption.
        ATV TO   =         ending value of a hypothetical $1,000 payment made at the
        THE                beginning of the 1-, 5-, or 10-year periods at the end of
        BASE OF            the 1-, 5-, or 10-year periods (or fractional portion),
        DR                 after taxes on fund distributions and redemption.

                     AVERAGE ANNUAL TOTAL RATE OF RETURNS*
      (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                             FISCAL YEARS ENDED 12/31/02
                                                    -----------------------------------------------------------------------------
                                                                                                     SINCE           DATE OF
                                                        1 YEAR           5 YEARS      10 YEARS    INCEPTION**    FUND INCEPTION**
                                                    ---------------  ---------------  --------  ---------------  ----------------

Mid Cap Value Fund                                                                                                  11/13/1997
    Class A Shares -- before taxes                           -3.22%           14.35%    N/A              15.02%
    Class A Shares -- after taxes on distributions           -3.31%           11.31%    N/A              12.02%
    Class A Shares -- after taxes on distributions
      and sale of fund shares                                -1.97%           10.33%    N/A              10.95%
    Class B Shares -- before taxes                           -3.06%           15.21%    N/A              15.98%
    Class B Shares -- after taxes on distributions           -3.09%           12.15%    N/A              12.97%
    Class B Shares -- after taxes on distributions
      and sale of fund shares                                -1.87%           11.08%    N/A              11.79%
    Class C Shares -- before taxes                            0.94%           15.48%    N/A              16.13%
    Class C Shares -- after taxes on distributions            0.91%           12.44%    N/A              13.13%
    Class C Shares -- after taxes on distributions
      and sale of fund shares                                 0.58%           11.32%    N/A              11.92%
    Select Class Shares -- before taxes                       2.90%           15.84%    N/A              16.49%
    Select Class Shares -- after taxes on
      distributions                                           2.72%           12.74%    N/A              13.42%
    Select Class Shares -- after taxes on
      distributions and sale of fund shares                   1.79%           11.59%    N/A              12.18%
    Institutional Class Shares -- before taxes                3.23%           15.92%    N/A              16.57%
    Institutional Class Shares -- after taxes on
      distributions                                           3.03%           12.81%    N/A              13.49%
    Institutional Class Shares -- after taxes on
      distributions and sale of fund shares                   1.99%           11.65%    N/A              12.24%

                                                                             FISCAL YEARS ENDED 12/31/02
                                                    -----------------------------------------------------------------------------
                                                                                                     SINCE           DATE OF
                                                        1 YEAR           5 YEARS      10 YEARS    INCEPTION**    FUND INCEPTION**
                                                    ---------------  ---------------  --------  ---------------  ----------------

Small Cap Growth Fund                                                                                               11/14/1997
    Class A Shares -- before taxes                          -43.93%           -5.11%    N/A              -4.61%
    Class A Shares -- after taxes on distributions          -43.93%           -7.60%    N/A              -7.06%
    Class A Shares -- after taxes on distributions
      and sale of fund shares                               -26.98%           -4.22%    N/A              -3.84%
    Class B Shares -- before taxes                          -43.82%           -4.34%    N/A              -3.73%
    Class B Shares -- after taxes on distributions          -43.82%           -6.89%    N/A              -6.22%
    Class B Shares -- after taxes on distributions
      and sale of fund shares                               -26.91%           -3.63%    N/A              -3.16%
    Class C Shares -- before taxes                          -41.44%           -4.12%    N/A              -3.64%
    Class C Shares -- after taxes on distributions          -41.44%           -6.64%    N/A              -6.12%
    Class C Shares -- after taxes on distributions
      and sale of fund shares                               -25.44%           -3.46%    N/A              -3.08%
    Select Class Shares -- before taxes                     -40.22%           -3.78%    N/A              -3.30%
    Select Class Shares -- after taxes on
      distributions                                         -40.22%           -6.30%    N/A              -5.79%
    Select Class Shares -- after taxes on
      distributions and sale of fund shares                 -24.69%           -3.22%    N/A              -2.85%
    Institutional Class Shares -- before taxes              -40.02%           -3.67%    N/A              -3.20%
    Institutional Class Shares -- after taxes on
      distributions                                         -40.02%           -6.20%    N/A              -5.69%
    Institutional Class Shares -- after taxes on
      distributions and sale of fund shares                 -24.57%           -3.15%    N/A              -2.78%

  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  If Fund has less than 10 years.

    The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying a Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Funds reserve the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Funds reserve the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor may buy shares in a Fund by: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Service Center, as applicable; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Corporation, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time; however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of such Fund by the percentage representing that investor's share of the aggregate beneficial interests in such Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of the investor's purchase. The Funds receive the net asset value. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                         SALES CHARGE AS A
                                           PERCENTAGE OF:
                                     --------------------------  AMOUNT OF SALES CHARGE REALLOWED TO
AMOUNT OF TRANSACTION AT                             NET AMOUNT      DEALERS AS A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE   INVESTED             OFFERING PRICE
------------------                   --------------  ----------  -----------------------------------
Under 100,000                               5.75         6.10                           5.00
100,000 but under 250,000                   3.75         3.90                           3.25
250,000 but under 500,000                   2.50         2.56                           2.25
500,000 but under 1,000,000                 2.00         2.04                           1.75

   There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Distributor may reallow up to the entire sales charge to certain broker dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.

    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, if shares are redeemed within 12 months of the purchase date, broker-dealers that have received the commissions described above will be required to reimburse the Distributor: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1% of the lower of cost of the shares being redeemed or their NAV at the time of redemption.

    There is no initial sales charge on purchases of Class A and shares of $1 million or more.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about the Funds combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in a Fund with purchases of Class A shares of any other fund in the JPMorgan Funds family (or if a fund has only one class, shares of such fund), excluding shares of any money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) at a discount, and (iii) satisfies uniform criteria which enables the

Distributor to realize economies of scale in its costs of distributing Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if: (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants, or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund, or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Directors (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in JPMorgan Funds.

    Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any former Chase Vista Funds, provided there is no change in account registration.

    Shareholders of other JPMorgan funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Funds at net asset value.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at the NAV next determined subject to written request within 90 calendar days of a redemption. The reinstatement request must be accompanied by payment for the shares (in an amount not in excess of the redemption proceeds), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of the redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund may discontinue this exchange privilege at any time. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 1.00% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of its participants prior to the expiration of the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converted. The conversion of Class B shares will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund declares and pays dividends and distributions as described under "How Your Account Works--Distributions and Taxes" in the Prospectuses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily Monday through Friday at the time indicated in the Prospectuses. The net asset value will not be computed on the days the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Directors to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the Fund's class's pro rata portion of the liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange is based on the last sale prices on the exchange on which a security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange and asked quotations is greater than 10% of the bid price, or the last quoted sale for local shares is less than or equal to the mean of bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgement of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indices traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m.,

Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale prices available prior to the calculation of each Fund's NAV.

    Fixed-income securities with a maturity of 60 days or more are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days will be valued using the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and
(2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than five years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).

Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Each Fund may invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs")), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set above, a pro rata portion of the QEFs's ordinary earnings and net capital gain, whether or not distributed to a Fund.

    Alternatively, a Fund will be permitted to mark to market any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements set forth above, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    As of December 31, 2002, the following Funds have capital loss carryforwards (in thousands):

                                          AMOUNT  EXPIRATION DATE
                                          ------  ---------------
Mid Cap Value Fund                         $448        12/31/10
Small Cap Growth Fund                      $158        12/31/09
                                            636        12/31/10
                                           ----
                                            794

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by senior officers of the Adviser. Changes in the Funds' investments are reviewed by the Board of Directors. The Funds' portfolio managers may serve other clients of the Adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Adviser will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if the Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    For the fiscal periods indicated, the Funds' portfolio turnover rates were as follows:

                                                 FISCAL PERIOD
                                       FISCAL      10/01/01     FISCAL YEAR
                                     YEAR ENDED     THROUGH        ENDED
                                      9/30/01      12/31/01      12/31/02
                                     ----------  -------------  -----------
Mid Cap Value Fund                        98%           15%           51%
Small Cap Growth Fund                     71%           25%           76%

    The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily pay the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

    It is expected that the Funds may execute brokerage or other agency transactions through the Adviser or its affiliates, (each an "affiliated broker") each of which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Corporation and the affiliated broker expressly permitting the affiliated broker to receive and retain such compensation. These rules further require that commissions paid to the affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors, including those who are not "interested persons" of the Corporation, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

    Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    Under the Advisory Agreement and as permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Directors regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    The Adviser serves as investment adviser to other clients and investment vehicles which may invest in securities of the same issuers as those in which the Funds invest. The Adviser also may invest for its own account and for the accounts of its affiliates. Certain of the Adviser's activities may cause it to come into possession of material, nonpublic information ("inside information") about an issuer. When the Adviser is in possession of inside information about an issuer, the Adviser may be unable to cause the Funds to purchase or sell securities of that issuer until the information is released to the public or is no longer material. As a result, the Funds may be unable to purchase certain suitable securities, or sell certain securities that it already owns, at the most opportune time. In particular, a Fund's inability to sell a security that it already owns may require the Fund to treat the security as an illiquid security and may have a negative effect on the Fund's valuation of the security. Should the Fund already own a significant amount of illiquid securities, it could be forced to sell other illiquid securities at inopportune times and at prices below what could theoretically be realized in order to comply with the Fund's 15% limit on holding illiquid securities.

    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Directors, including a majority of the Directors who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

    The table below sets forth the brokerage commissions paid by each Fund listed for the fiscal periods indicated:

                                                         FISCAL
                                                         PERIOD
                                  FISCAL      FISCAL    10/01/01     FISCAL
                                YEAR ENDED  YEAR ENDED   THROUGH   YEAR ENDED
                                 09/30/00    09/30/01   12/31/01^   12/31/02
                                ----------  ----------  ---------  ----------
Mid Cap Value Fund              $13,065*     $12,963     $5,482     $110,412
Small Cap Growth Fund             3,689**      2,029        585        5,277

  * $284 was paid to firms for research, statistical or other sources provided to the Adviser.
 ** $54 was paid to firms for research, statistical or other sources provided to the Adviser.
  ^  The Funds changed their fiscal year-end from 9/30 to 12/31.

                             DESCRIPTION OF SHARES

    The Articles of Incorporation of the Corporation authorize the issuance of an unlimited number of series and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

    The shares of the Funds, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Funds have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of Fund may be presumed to "control" (as that term is defined in 1940 Act) that Fund. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

    A Director may be removed by shareholders at a special meeting called upon written request of majority of shareholders entitled to cast votes at the meeting. If such a meeting is requested, the Corporation will provide appropriate assistance and information to the shareholders requesting the meeting to the extent required by law.

    As of March 31, 2003, to the knowledge of the Funds, the following persons owned of record or beneficially owned 5% or more of the outstanding shares of the respective class of the Funds indicated:

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
Mid Cap Value -- Class A Shares        NATIONWIDE TRUST COMPANY FSB                12.56%
                                       C/O IPO PORTFOLIO ACCOUNTING
                                       PO BOX 182029
                                       COLUMBUS OH 43218-2029

                                       SEMA & CO                                    5.67%
                                       93002521
                                       12 E 49TH ST FL 41
                                       NEW YORK NY 10017-8298

                                       MLPF&S FOR THE SOLE BENEFIT OF               5.02%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97B00
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL 32246-6484

Mid Cap Value -- Class B Shares        MLPF&S FOR THE SOLE BENEFIT OF               6.53%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97FB8
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

Mid Cap Value -- Class C Shares        MLPF&S FOR THE SOLE BENEFIT OF              35.99%
                                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97B00
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL 32246-6484

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
Mid Cap Value -- Select Class Shares   CROWN EQUIPMENT CORP                        42.43%
                                       FBO 401K RET SAVINGS PLAN
                                       DTD 12/1/02 QUAL RET PL & TRUST
                                       JPM/AC RET PL SRVS MNGMT RPTG TEAM
                                       PO BOX 419784
                                       KANSAS CITY MO 64141-6784

                                       PEARL TOTAL RETURN FUND                     10.43%
                                       C/O ROB SOLT
                                       PO BOX 209
                                       MUSCATINE IA 52761-0069

                                       UMB BANK NA CUST                             8.38%
                                       U/A DTD 03/01/1998
                                       ORICA USA INC 401K PLAN
                                       PENSION PLAN
                                       PO BOX 419784
                                       KANSAS CITY MO 64141-6784

                                       BALSA & CO                                   5.84%
                                       MUTUAL FUNDS UNIT 16-HCB-340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

Mid Cap Value -- Institutional Class   CHARLES SCHWAB & CO INC                     21.83%
 Shares                                SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

                                       HALLMARK CARDS INC MASTER TRUSTPLAN         11.51%
                                       105 ROSEMONT RD
                                       WESTWOOD MA 02090-2318

                                       JP MORGAN TRUST CO NA AS AGENT FOR           5.00%
                                       MITCHELL WOLFSON SENIOR FOUNDATION
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

    The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                       LIMITATION OF DIRECTORS' LIABILITY

    The Articles of Incorporation of the Corporation provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment adviser, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law.

However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              FINANCIAL STATEMENTS

    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' December 31, 2002 annual report filing made with the SEC on February 28, 2003 (Accession Number 0001004726-03-000056) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

                                      A-1
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    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                                      A-2
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    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      A-3
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    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the SAI.

                                      A-4